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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): July 7, 2006


                           DUANE READE HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                  001-13843                               05-0599589
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          (Commission File Number)            (IRS Employer Identification No.)


              440 NINTH AVENUE
             NEW YORK, NEW YORK                            10001
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  (Address of Principal Executive Offices)               (Zip Code)


                                 (212) 273-5700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On July 7, 2006, Duane Reade Holdings, Inc. and its wholly-owned subsidiaries, Duane Reade, Duane Reade Inc., DRI I Inc., Duane Reade
International, Inc. and Duane Reade Realty, Inc. (collectively, the "Borrowers"), entered into a third amendment to the credit agreement governing its $225 million asset-based revolving loan facility with Bank of America, N.A., as administrative agent, Fleet Retail Group, LLC, as collateral agent, Wachovia Bank National Association, as documentation agent, General Electric Capital Corporation, as syndication agent, and Wells Fargo Retail Finance, LLC, as syndication agent and co-lead arranger.

            The third amendment:

            o extends the maturity date of the asset-based revolving loan facility from July 21, 2008 to July 21, 2011, subject to the requirement that the Borrowers refinance or restructure the $210.0 million aggregate principal amount at maturity of the Borrowers' senior secured floating rate notes due 2010 and the $195.0 million aggregate principal amount of the Borrowers' 9.75% senior subordinated notes due 2011, in each case, on terms reasonably acceptable to the administrative agent and at least 120 days prior to each's respective scheduled maturity date;

            o provides for additional interest rate margin reductions in the event the Borrowers' excess availability increases; and

            o reduces the minimum fixed charge coverage ratios required to be maintained by Duane Reade Holdings and its subsidiaries when borrowings under the asset-based revolving loan facility exceed 90% of the borrowing base.

            The remaining material terms of the credit agreement are unchanged.

            The Borrowers have also agreed to pay an amendment fee in connection with the third amendment.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  July 12, 2006

                                              DUANE READE HOLDINGS, INC.


                                              By:  /s/ John K. Henry
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                                              Name:  John K. Henry
                                              Title: Senior Vice President and
                                                     Chief Financial Officer